EXHIBIT 99.1

International Assets Holding Corporation Acquires Hanley Group Capital

Hanley Group Capital, a Leading Commodity Trading Firm, Specializing in Risk Management and Sophisticated Structured OTC Products, and Focused on Agricultural Commodities, is to be Merged With the FCS OTC Trading Business

NEW YORK, July 6, 2010 (GLOBE NEWSWIRE) — International Assets Holding Corporation (INTL) (Nasdaq:IAAC) today announced that it has acquired the Chicago-based Hanley Group of companies, a respected trading firm and a leader in making markets in exchange-traded agricultural options, as well as developing cutting-edge trading technology and risk management capabilities. Hanley Group has a long history of commitment to the agricultural markets and is a leading provider of complex over-the-counter (“OTC”) structured products tailored for commercial users.

As a result of the all-cash transaction which is expected to close on July 7, 2010, the companies of Hanley Group Capital will be combined with FCStone’s existing OTC trade desk to provide a completely integrated solution for the INTL/FCStone global commercial customer base. This combination brings together the deep relationships of INTL/FCStone global brokerage and sales network, with the trading and risk management expertise of Hanley Group Capital.

Sean O’Connor, CEO INTL, commented, “Hanley Group Capital’s unique expertise further enhances the FCStone risk management business process by providing commercial customers with the full range of risk management products including highly customized solutions. Our combined capability to create complex specialty products to the commodity industry provides an unmatched and unique value proposition that sets us apart from our competitors.”

George Hanley, CEO of the combined entity, added, “We are excited to combine our trading and risk management capabilities with the deep relationships that INTL/FCStone has with their commercial commodity customers and believe that this will create a powerful and profitable combination that will benefit employees, customers and shareholders.”

About International Assets Holding Corporation

International Assets Holding Corporation (INTL) provides execution and advisory services in commodities, currencies and international securities. INTL’s businesses, which include the commodities advisory and transaction execution firm FCStone Group, serve more than 10,000 commercial customers in more than 100 countries through a network of offices in eleven countries around the world. Further information on INTL is available at www.intlassets.com.

Forward Looking Statements

This press release includes forward-looking statements including statements regarding the combined company. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,”

“predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to International Assets Holding Corporation, are intended to identify forward-looking statements.

These forward-looking statements are based largely on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the combined company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by International Assets with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. International Assets undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

CONTACT:	International Assets Holding Corporation
Bill Dunaway 866-522-7188 bdunaway@intlassets.com

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